UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date or report (Date of earliest event reported) September 10, 2004

EDELBROCK CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-24802	33-0627520

(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation		Identification No.)

2700 California Street, Torrance CA		90503

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 310-781-2222

Not Applicable

(Former name and address)

ITEM 2.02 and 7.01 Results of Operations and Financial Condition

On September 10, 2004, Edelbrock Corporation (the “Company”) issued a press release discussing its results of operations and financial condition for the fourth quarter and fiscal year ended June 30, 2004.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

As discussed in Exhibit 99.1, the press release contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations and current estimates, and are subject to the limitations listed therein and in the Company’s other reports filed with the Securities Exchange Commission, including that actual events or results may differ materially from those described in the forward-looking statements.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press release of Edelbrock Corporation, dated September 10, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: September 10, 2004	By:	/s/ JEFFREY L. THOMPSON
Jeffrey L. Thompson,
Its: Executive Vice President Chief Operating Officer and Director

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Edelbrock Corporation dated September 10, 2004